Exhibit 10.1

Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) is treated as confidential by the Company.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	13
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)

P00004	See Block 16C	OS300135
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than Item 6)	CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(x)	9A. AMENDMENT OF SOLICITATION NO.
CONTRAFECT CORPORATION 1576315 Attn: ANTHONY DINGER CONTRAFECT CORPORATION 28 WELL 28 WELLS AVE FL 3 YONKERS NY 10701	9B. DATED (SEE ITEM 11)
x	10A. MODIFICATION OF CONTRACT/ORDER NO.
75A50121C00021
10B. DATED (SEE ITEM 13)
CODE	1576315	FACILITY CODE	03/10/2021

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers             ☐ is extended.        ☐ is not extended.

       Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required)	Net Increase	$6,614,714.00

2022.1992022.25106

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
FAR 52.217-9 Option to Extend the Term of the Contract and 43.103(a) - Modification by mutual agreement o
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:	Contractor ☐ is not ☒ is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 39-2072586

DUNS Number: [***]

UEI: LXUZL23QTTZ9

The purpose of this modification is to: (1) descope CLIN 0002, exercise and fund the newly established CLIN 0002 Option Period 1; (2) delete CLINs 0003-0006; (3) Revise Section B.3.(4) Revise the Contracting Officer in Section’s F.2, G.1, and G.5 (5) Revise the Statement of Work. See Block 14 Continuation Sheet.

The total BARDA exercised share contract value, increased by $6,614,714.00 from $9,767,226.00 to $16,381,940.00.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Roger J. Pomerantz, M.D., F.A.C.P. President and CEO		JONATHAN F. GONZALEZ

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Roger J. Pomerantz (Signature of person authorized to sign)	August 23, 2022	/s/ Jonathan F. Gonzalez (Signature of Contracting Officer)	2022.08.24

Previous edition unusable	STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243
NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF PAGES

	75A50121C00021/P00004	1	13

NAME OF OFFEROR OR CONTRACTOR
CONTRAFECT CORPORATION 1576315

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

2	Total Contract value (including ContraFect Cost share), decreased by $121,748,377 from $170,905,385 to $49,157,008.00, due to the descoping of CLIN 0002 and the deletion of CLINs 0003-0006. Appr. Yr.: 2022 CAN: 1992022 Object Class: 25106 Period of Performance: 03/15/2021 to 06/30/2023 Add Item 2 as follows: ASPR-22-01866 Exercise CLIN 0002 (Option 1) to ContraFect Corp under contract 75A50121C00021 Obligated Amount: $6,614,714.00				6,614,714.00

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

Contract No. 75A50121C00021 Modification No. P00004	Continuation Sheet Block 14

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

PART I – THE SCHEDULE

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.2. ESTIMATED COST

a. The base period consists of the cost share CLIN 0001 with an estimated cost total of $40,824,135.

b. The amount currently obligated $9,767,226 will cover base performance of the contract through August 31, 2022.

Base Period Cost Share CLIN
Item	Period of Performance	Supplies/Services	BARDA Share	ContraFect Share	Total (BARDA share Plus ContraFect Share)
0001 Base	3/15/21-8/31/22	Conduct a Phase 3 clinical trial, supportive manufacturing, futility analysis (60%) will be conducted and reviewed by the DSMB	$9,767,226	$31,056,909	$40,824,135

Total			$9,767,226	$31,056,909	$40,824,135

B.3. OPTION PERIODS

B.3.1 COST REIMBURSEMENT OPTIONS

a. The contract includes optional, cost share CLIN 0002. The Government may exercise Option Periods in accordance with FAR 52.217-9 Option to Extend the Term of the Contract (March 2000), as set forth in Section I of the contract.

b. Unless the government exercises its option pursuant to the option clause contained in ARTICLE I.2, the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth in ARTICLE B.2 of the contract.

c. The Government may modify the contract unilaterally and require the contractor to provide supplies and services for Option Periods listed below, in accordance with FAR 52.217-9.

Contract No. 75A50121C00021 Modification No. P00004	Continuation Sheet Block 14

d. If the Government decides to exercise an option(s), the Government will provide the Contractor a preliminary written notice of its intent as referenced in the clause. Specific information regarding the timeframe for this notice is set forth in the option clause ARTICLE I.2 of this contract. The estimated cost share of the contract will be increased as set forth below:

Optional Cost Share CLINs
Item	Period of Performance	Supplies/Services	BARDA Share	ContraFect Share	Total (BARDA share Plus ContraFect Share)
0002 (Option)	9/1/22-6/30/23	Phase 3 Clinical Trial CF-301-105 close out and root cause analysis of futility outcome	$6,614,714	$1,718,159	$8,332,873

Total			$6,614,714	$1,718,159	$8,332,873

Total Funded BARDA Share	$16,381,940

SECTION F – DELIVERABLES OR PERFORMANCE

F.2. DELIVERABLES

All paper/hardcopy documents/reports submitted under this contract shall be printed or copied,

double-sided, on at least 30 percent post-consumer fiber paper, whenever practicable, in accordance with FAR 4.302(b). Hard copies of deliverables and reports furnished to the Government under the resultant Contract (including invoices) shall be addressed as follows:

HHS/ASPR/BARDA/CMA:

ATTN: Jonathan Gonzalez (Contracting Officer)

U.S. Department of Health & Human Services

Office of the Assistant Secretary for Preparedness and Response

Biomedical Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

O’Neill House Office Building

Washington, DC 20515

Email: [***]

SECTION G - CONTRACT ADMINISTRATION DATA

G.1. CONTRACTING OFFICER

Contract No. 75A50121C00021 Modification No. P00004	Continuation Sheet Block 14

The following Contracting Officer (CO) will represent the Government for the purpose of this contract:

Jonathan Gonzalez (Contracting Officer)

U.S. Department of Health & Human Services

Office of the Assistant Secretary for Preparedness and Response (ASPR)

Biomedical Advanced Research and Development Authority (BARDA)

Contract Management and Acquisition (CMA)

O’Neill House Office Building

Washington, DC 20515

301-956-6588

Email: [***]

G.3. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

Name	Title
[***]	Interim Chief Medical Officer
[***]	VP Program Management & Development Operations
[***]	Biometrics Consultant
[***]	Regulatory Affairs Consultant
[***]	Medical Affairs Consultant

The key personnel specified in this contract are considered to be essential to work performance. At least [***] days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) and qualifications of the individual proposed as a substitute to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the contractor or Government.

G.4. CONTRACT FINANCIAL REPORT

CO	COR	PSC
Jonathan Gonzalez (Contracting Officer) HHS/ASPR/BARDA/CMA O’Neill House Office Bldg Washington, DC 20515 Email: [***]	Kensey Amaya, PhD COR HHS/ASPR/BARDA O’Neill House Office Bldg Washington, DC 20515 202-690-5746 Email: [***]	[***] & “e-Room”

Contract No. 75A50121C00021 Modification No. P00004	Continuation Sheet Block 14

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.	Statement of Work

Statement of Work, dated 08/18/2022

Contract No. 75A50121C00021 Modification No. P00004	Continuation Sheet Block 14